Exhibit 99.1

Retail Value Inc. Quarterly Financial Supplement For the period ended March 31, 2019 rvi

R

Retail Value Inc.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-6

Company Summary
Portfolio Summary	7
Top 35 Tenants	8
Lease Expirations	9

Investments
Dispositions	10

Debt Summary
Capital Structure	11

Shopping Center Summary
Property List	12

Reporting Policies and Other
Notable Accounting and Supplemental Policies	13
Non-GAAP Measures	14-15

Retail Value Inc. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements and our abiltiy to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” included in the Company’s report on Form 10-K for the year ended December 31, 2018.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

Retail Value Inc. Reports First Quarter 2019 Operating Results

BEACHWOOD, OHIO, May 7, 2019 – Retail Value Inc. (NYSE: RVI) today announced operating results for the quarter ended March 31, 2019.

Results for the Quarter

•

First quarter net loss attributable to common shareholders was $10 thousand, or $0.00 per diluted share.  First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $24.3 million, or $1.29 per diluted share.

•	Sold three shopping centers and two outparcels for an aggregate sales price of $110.0 million.
•

Refinanced previous $1.35 billion mortgage loan with a new $900 million mortgage loan.  The new loan facility provides a lower interest rate, an extended maturity date, a lower allocation of loan principal to the Company’s continental U.S. assets as a result of the mortgage on one Puerto Rico property and a lower debt yield requirement with respect to the Company’s ability to maintain control of excess cash flow from its properties.  RVI paid $1.8 million refinancing fee to SITE Centers in connection with new loan.

•	The Continental U.S. leased rate was 92.2% as compared to 92.9% at December 31, 2018 with the decline driven by the impact of asset sales.
•	The Puerto Rico leased rate was 85.3% as compared to 87.0% at December 31, 2018, the decline primarily was due to the expiration of a JC Penney lease at Plaza Palma Real.

Key Quarterly Operating Results

The following metrics are as of March 31, 2019:

	Continental U.S.	Puerto Rico
Shopping Center Count	23	12
Gross Leasable Area (thousands)	8,717	4,428
Base Rent PSF	$13.55	$20.59
Leased Rate	92.2%	85.3%
Commenced Rate	91.1%	83.1%
NOI (millions)	$24.7	$15.9

Financial Statement Presentation Change

On January 1, 2019, the Company adopted the accounting framework for leases, ASU No. 2016-02, Leases (“Topic 842”).  The following is a summary of the presentation changes within the 2019 Consolidated Statement of Operations required by the adoption of the new standard:

•	All income related to tenant leases is reflected in a single “Rental income” line item.
•

The impact of bad debt is now a component of the single Rental income line item and is no longer a component of Operating and Maintenance expenses. This change is reflected in 2019 reporting periods but was not made to 2018 historical results.

•

Real estate taxes paid by certain major tenants directly to the taxing authority are no longer reflected in Rental Income and Real estate tax expense.  This change is reflected in 2019 reporting periods but was not made to 2018 historical results.

The Company’s Net income, Net operating income and Operating FFO were not impacted by these presentation changes.

About RVI

RVI is an independent publicly traded company trading under the ticker symbol “RVI” on the New York Stock Exchange.  RVI holds assets in the continental U.S. and Puerto Rico and is managed by one or more subsidiaries of SITE Centers Corp. RVI focuses on realizing value in its business through operations and sales of its assets.  Additional information about RVI is available at www.retailvalueinc.com.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“the 2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The Company did not report any changes in the calculation of FFO in 2019 related to the clarification in the 2018 FFO White Paper.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP) adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO by excluding certain non-operating charges and income. Operating FFO is useful to investors as the Company removes non-comparable charges and income to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements and our ability to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” included in the Company’s report on Form 10-K for the year ended December 31, 2018.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.

Income Statement

	$ in thousands, except per share
		1Q19	1Q19	Total
		Continental U.S.	Puerto Rico	1Q19

	Revenues (1):
	Rental income (2)	$36,970	$24,600	$61,570
	Other property revenues	22	19	41
	Business interruption income	0	0	0
		36,992	24,619	61,611
	Expenses:
	Operating and maintenance (3)	5,950	7,548	13,498
	Real estate taxes	6,312	1,198	7,510
		12,262	8,746	21,008

	Net operating income (4)	24,730	15,873	40,603

	Other income (expense):
	Asset management fees			(2,820)
	Interest expense			(13,974)
	Depreciation and amortization			(19,355)
	General and administrative			(885)
	Impairment charges			(6,090)
	Hurricane property loss			(183)
	Debt extinguishment costs, net			(14,482)
	Transaction costs			(18)
	Other expense, net			(850)
	Gain on disposition of real estate, net (5)			18,219
	Income before other items			165

	Tax expense			(175)
	Net loss			($10)

	Weighted average shares – Basic & Diluted – EPS			18,882

	Earnings per common share – Basic & Diluted			$0.00

	Revenue items:
(1)	Lost revenue related to hurricane			($1,625)

(2)	Minimum rents	25,301	14,070	39,371
	Ground lease minimum rents	1,940	1,872	3,812
	Percentage rent	263	1,157	1,420
	Recoveries	9,342	5,607	14,949
	Lease termination fees	0	0	0
	Ancillary rental income	261	1,906	2,167
	Bad debt	(137)	(12)	(149)

(3)	Operating expenses:
	Property management fees	(1,409)	(1,587)	(2,996)

(4)	NOI from assets sold	1,256	0	1,256

(5)	SITE Centers disposition fees			(1,100)

Retail Value Inc.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		1Q19

	Net income attributable to Common Shareholders	($10)
	Depreciation and amortization of real estate	19,329
	Impairment of real estate	6,090
	Gain on disposition of real estate, net	(18,219)
	FFO attributable to Common Shareholders	$7,190

	Hurricane property loss, net (1)	1,808
	Debt extinguishment, transaction, other, net	15,350
	Total non-operating items, net	17,158
	Operating FFO attributable to Common Shareholders	$24,348

	Weighted average shares and units – Basic & Diluted – FFO & OFFO	18,882

	FFO per share – Basic & Diluted	$0.38
	Operating FFO per share – Basic & Diluted	$1.29
	Common stock dividends declared, per share	N/A

	Certain non-cash items:
	Straight-line rent	(211)
	Straight-line fixed CAM	161
	Loan cost amortization	(1,302)
	Non-real estate depreciation expense	(26)

	Capital expenditures:
	Maintenance capital expenditures	24
	Tenant allowances and landlord work	2,401
	Leasing commissions (2)	904
	Hurricane restorations	21,687

(1)	Hurricane property (income) loss:
	Lost tenant revenue	1,625
	Business interruption income	0
	Clean up costs and other expenses	183
		1,808

(2)	SITE Centers lease commissions	772

Retail Value Inc.

Balance Sheet

	$ in thousands
		At Period End
		1Q19	4Q18

	Assets:
	Land	$588,801	$622,827
	Buildings	1,554,766	1,629,862
	Fixtures and tenant improvements	172,192	172,679
		2,315,759	2,425,368
	Depreciation	(705,058)	(704,401)
		1,610,701	1,720,967
	Construction in progress and land	45,411	26,070
	Real estate, net	1,656,112	1,747,037

	Cash	37,560	44,565
	Restricted cash (1)	71,556	66,634
	Receivables and straight-line (2)	28,546	31,426
	Property insurance receivable	15,953	29,422
	Intangible assets, net (3)	24,339	31,882
	Other assets, net	9,078	11,678
	Total Assets	1,843,144	1,962,644

	Liabilities and Equity:
	Secured debt	873,663	967,569

	Payable to SITE	34,070	33,985
	Dividends payable	0	24,005
	Other liabilities (4)	65,252	84,832
	Total Liabilities	972,985	1,110,391

	Redeemable preferred equity	190,000	190,000

	Common shares	1,904	1,846
	Paid-in capital	692,771	675,566
	Distributions in excess of net income	(14,507)	(15,153)
	Common shares in treasury at cost	(9)	(6)
	Total Equity	680,159	662,253

	Total Liabilities and Equity	$1,843,144	$1,962,644

(1)	Asset sale proceeds	30,452	26,969
	Other escrows	41,104	39,665

(2)	Straight-line rents receivable	19,235	18,757

(3)	Operating lease right of use assets (related to adoption of Topic 842)	1,859	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	2,995	0
	Below-market leases, net	21,502	33,914

Retail Value Inc.

Portfolio Summary

GLA in thousands
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Shopping Center Count
Operating Centers	35	38	42	48	50
Continental U.S.	23	26	30	36	38
Puerto Rico	12	12	12	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease	13,145	14,023	14,830	15,991	16,471
Continental U.S.	8,717	9,592	10,399	11,560	12,040
Puerto Rico	4,428	4,431	4,431	4,431	4,431
Unowned	2,700	2,869	3,277	3,437	3,758

Quarterly Operational Overview

Continental U.S.
Base Rent PSF	$13.55	$13.42	$13.50	$13.56	$13.63
Leased Rate	92.2%	92.9%	93.1%	92.5%	93.4%
Leased Rate < 10K SF	83.7%	84.1%	85.6%	83.5%	85.0%
Leased Rate > 10K SF	94.5%	95.1%	95.1%	95.1%	95.8%

Puerto Rico
Base Rent PSF	$20.59	$20.66	$20.65	$20.71	$20.89
Leased Rate	85.3%	87.0%	87.0%	87.1%	87.0%
Leased Rate < 10K SF	76.8%	78.4%	78.5%	79.0%	79.3%
Leased Rate > 10K SF	89.3%	91.0%	91.0%	91.0%	90.7%

Operational Statistics
% of Aggregate Property NOI - Continental U.S.	60.9%	60.3%	62.8%	65.5%	65.8%
% of Aggregate Property NOI Puerto Rico	39.1%	39.7%	37.2%	34.5%	34.2%

Puerto Rico

Revenues:
Rental income
Minimum rents	15,930	16,126	15,413	15,268	14,652
Percentage rent	1,157	959	239	194	853
Recoveries	5,607	5,741	5,038	5,585	5,557
Lease termination fees and ancillary income	1,906	2,208	1,858	2,503	2,224
Other property revenues	19	—	11	26	9
Business interruption income	—	2,000	2,404	3,100	2,000
	24,619	27,034	24,963	26,676	25,295
Expenses:
Operating and maintenance	7,548	8,047	6,972	7,662	7,766
Real estate taxes	1,198	1,268	1,118	1,207	1,192
	8,746	9,315	8,090	8,869	8,958

Net operating income	15,873	17,719	16,873	17,807	16,337

Retail Value Inc.

Top 35 Tenants

$ and GLA in thousands
							Credit Ratings
	Tenant	Number of Units	Base Rent	% of Total	Owned GLA	% of Total	(S&P/Moody's/Fitch)
1	Walmart (1)	10	$8,571	4.9%	1,381	10.5%	AA/Aa2/AA
2	TJX Companies (2)	16	5,846	3.4%	521	4.0%	A+/A2/NR
3	Bed Bath & Beyond (3)	14	5,742	3.3%	516	3.9%	BB+/Baa3/NR
4	PetSmart	14	4,809	2.8%	272	2.1%	CCC/Caa1/NR
5	Kohl's	6	4,215	2.4%	554	4.2%	BBB-/Baa2/BBB
6	Gap (4)	13	3,683	2.1%	204	1.6%	BB+/Baa2/NR
7	Best Buy	6	3,613	2.1%	244	1.9%	BBB/Baa1/BBB
8	Rainbow Apparel	26	2,914	1.7%	133	1.0%	NR
9	Ross Stores	10	2,763	1.6%	285	2.2%	A-/A3/NR
10	Michaels	8	2,610	1.5%	186	1.4%	BB-/NR/NR
11	Dick's Sporting Goods	4	2,515	1.5%	184	1.4%	NR
12	Footlocker	15	2,365	1.4%	61	0.5%	BB+/Ba1/NR
13	Claro	17	2,123	1.2%	26	0.2%	A-/A3/A-
14	Cinemark	2	2,111	1.2%	136	1.0%	BB/NR/NR
15	AMC Theatres	1	2,111	1.2%	92	0.7%	B/B2/NR
16	Office Depot	5	2,093	1.2%	105	0.8%	B/Ba3/NR
17	Regal Cinemas	2	2,050	1.2%	110	0.8%	NR
18	Ulta	8	1,995	1.2%	87	0.7%	NR
19	Burlington	4	1,894	1.1%	244	1.9%	BB+/NR/BB+
20	Lowe's	2	1,824	1.1%	256	1.9%	BBB+/Baa1/NR
21	Ascena (5)	18	1,708	1.0%	106	0.8%	B-/B1/NR
22	AT&T	21	1,703	1.0%	39	0.3%	BBB/Baa2/A-
23	Yum! Brands	15	1,650	1.0%	31	0.2%	BB/Ba3/NR
24	JC Penney	3	1,581	0.9%	281	2.1%	CCC+/B3/B-
25	Sears (6)	3	1,511	0.9%	281	2.1%	NR
26	Walgreens	4	1,487	0.9%	55	0.4%	BBB/Baa2/BBB
27	Sprint	13	1,481	0.9%	29	0.2%	B/B2/B+
28	Five Below	10	1,466	0.8%	89	0.7%	NR
29	BJ's Wholesale Club	1	1,456	0.8%	115	0.9%	B/NR/NR
30	Jo-Ann	3	1,439	0.8%	113	0.9%	B/B2/NR
31	Harkin Theatres	1	1,369	0.8%	81	0.6%	NR
32	Hobby Lobby	3	1,333	0.8%	179	1.4%	NR
33	T-Mobile	11	1,323	0.8%	23	0.2%	BB+/NR/NR
34	Home Depot	1	1,283	0.7%	114	0.9%	A/A2/A
35	Sally Beauty	21	1,278	0.7%	40	0.3%	BB-/NR/NR
	Top 35 Total	311	$87,915	50.7%	7,173	54.6%
	Total Portfolio		$173,285	100.0%	13,145	100.0%

(1) Walmart (8) / Sam's Club (2)				(4) Gap (1) / Old Navy (12)
(2) T.J. Maxx (8) / Marshalls (7) / HomeGoods (1)				(5) Catherine's (1) / Dress Barn (5) / Justice (4) / Lane Bryant (5) / Maurice's (3)
(3) Bed Bath (12) / World Market (1) / CTS (1)				(6) Sears (1) / Kmart (2)

Retail Value Inc.

Lease Expirations

$ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	57	145	$4,599	$31.72	6.8%	57	145	$4,599	$31.72	2.9%
2019	9	258	3,538	$13.71	3.9%	103	244	7,340	$30.08	10.8%	112	502	10,878	$21.67	6.9%
2020	28	1,195	12,485	$10.45	13.8%	189	438	14,297	$32.64	21.0%	217	1,633	26,782	$16.40	16.9%
2021	29	1,092	13,181	$12.07	14.6%	125	323	9,325	$28.87	13.7%	154	1,415	22,506	$15.91	14.2%
2022	47	1,618	17,772	$10.98	19.7%	94	244	8,111	$33.24	11.9%	141	1,862	25,883	$13.90	16.3%
2023	29	1,224	12,534	$10.24	13.9%	84	261	7,687	$29.45	11.3%	113	1,485	20,221	$13.62	12.8%
2024	32	1,256	12,115	$9.65	13.4%	82	297	7,552	$25.43	11.1%	114	1,553	19,667	$12.66	12.4%
2025	18	340	4,600	$13.53	5.1%	30	127	3,499	$27.55	5.1%	48	467	8,099	$17.34	5.1%
2026	8	188	2,821	$15.01	3.1%	29	92	3,039	$33.03	4.5%	37	280	5,860	$20.93	3.7%
2027	8	204	1,714	$8.40	1.9%	12	31	1,117	$36.03	1.6%	20	235	2,831	$12.05	1.8%
2028	7	220	2,562	$11.65	2.8%	11	39	762	$19.54	1.1%	18	259	3,324	$12.83	2.1%
Thereafter	8	386	6,894	$17.86	7.6%	7	35	800	$22.86	1.2%	15	421	7,694	$18.28	4.9%
Total	223	7,981	$90,216	$11.30	100.0%	823	2,276	$68,128	$29.93	100.0%	1,046	10,257	$158,344	$15.44	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	54	137	$4,169	$30.43	6.1%	54	137	$4,169	$30.43	2.6%
2019	3	84	1,011	$12.04	1.1%	94	212	6,678	$31.50	9.8%	97	296	7,689	$25.98	4.9%
2020	6	119	1,654	$13.90	1.8%	145	309	11,060	$35.79	16.2%	151	428	12,714	$29.71	8.0%
2021	3	67	1,122	$16.75	1.2%	91	200	6,451	$32.26	9.5%	94	267	7,573	$28.36	4.8%
2022	12	182	2,330	$12.80	2.6%	68	150	5,855	$39.03	8.6%	80	332	8,185	$24.65	5.2%
2023	3	56	1,082	$19.32	1.2%	56	136	4,610	$33.90	6.8%	59	192	5,692	$29.65	3.6%
2024	4	136	1,819	$13.38	2.0%	58	194	4,986	$25.70	7.3%	62	330	6,805	$20.62	4.3%
2025	4	159	1,983	$12.47	2.2%	41	123	3,526	$28.67	5.2%	45	282	5,509	$19.54	3.5%
2026	3	60	668	$11.13	0.7%	35	87	3,117	$35.83	4.6%	38	147	3,785	$25.75	2.4%
2027	5	144	1,934	$13.43	2.1%	21	45	1,700	$37.78	2.5%	26	189	3,634	$19.23	2.3%
2028	7	259	2,512	$9.70	2.8%	23	93	2,289	$24.61	3.4%	30	352	4,801	$13.64	3.0%
Thereafter	173	6,715	74,101	$11.04	82.1%	137	590	13,687	$23.20	20.1%	310	7,305	87,788	$12.02	55.4%
Total	223	7,981	$90,216	$11.30	100.0%	823	2,276	$68,128	$29.93	100.0%	1,046	10,257	$158,344	$15.44	100.0%

Note: Excludes ground leases

Retail Value Inc.

Dispositions

$ and GLA in thousands
			Owned		Allocated Loan
	Property Name	City, State	GLA	Price	Amount (1)

04/17/18	Silver Spring Square (pre spin)	Mechanicsburg, PA	343	$80,810	$65,730
06/27/18	The Walk at Highwoods Preserve (pre spin)	Tampa, FL	138	25,025	18,250
07/06/18	Tequesta Shoppes	Tequesta, FL	110	14,333	11,400
07/10/18	Lake Walden Square	Plant City, FL	245	29,000	25,170
08/01/18	East Lloyd Commons	Evansville, IN	160	23,000	16,780
08/13/18	Grandville Marketplace	Grandville, MI	224	16,700	16,500
08/29/18	Brandon Boulevard Shoppes	Valrico, FL	86	14,650	11,120
09/14/18	Gresham Station	Gresham, OR	342	64,500	54,140
10/18/18	Palm Valley Pavilions	Goodyear, AZ	233	44,800	42,170
11/13/18	I-Drive Value Center	Orlando, FL	186	26,157	23,290
11/20/18	Douglasville Pavillion	Douglasville, GA	266	35,120	28,120
12/14/18	Kyle Crossing	Kyle, TX	121	27,600	22,690
		Total 2018	2,454	$401,695	$335,360

02/08/19	Millenia Plaza	Orlando, FL	412	$56,400	$47,130
02/27/19	Homestead Pavillion (TD Bank)	Homestead, FL	4	4,091	2,490
03/01/19	West Allis Center (Chick-Fil-A)	Milwaukee, WI	5	2,211	1,680
03/04/19	Lowe's Home Improvement	Hendersonville, TN	129	16,058	10,700
03/26/19	Midway Marketplace	St. Paul, MN	324	31,210	20,400
04/05/19	Mariner Square	Spring Hill, FL	194	17,000	11,300
		Total 2019 YTD	1,068	$126,970	$93,700

(1) Represents portion of CMBS loan balance allocated to specific asset. Not equivalent to amount of debt repaid when specific asset was sold.

Retail Value Inc.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$31.17	$25.59

Common Shares Outstanding	19,043	18,465
Common Shares Equity	$593,572	$472,517

Redeemable Preferred Equity	$190,000	$190,000

Bank Debt	$0	$0
Mortgage Debt	$900,000	$988,609
Less: Cash (including restricted cash)	$109,116	$111,199
Net Debt	$790,884	$877,410

Total Market Capitalization	$1,574,456	$1,539,927

Debt Detail
	March 31, 2019	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($30m)	$0	09/22	L + 120

Mortgage Debt (3)
Mortgage Debt - Class A	$445,100
Mortgage Debt - Class B	$101,200
Mortgage Debt - Class C	$308,400
Mortgage Debt - Class HRR	$45,300
Total Mortgage Debt (4)	$900,000	03/24	L + 350

Debt Subtotal	$900,000

Unamortized Loan Costs, Net	($26,337)
Total Debt	$873,663

Rate Type
Fixed	$0	0.0 years	0.00%
Variable	$900,000	4.9 years	5.97%
	$900,000	4.9 years	5.97%

Mortgage Debt Yield
	March 31, 2019	December 31, 2018
Adjusted Net Cash Flow (5)	$111,013	$99,639
Mortgage Loan Balance (6) (7)	$869,548	$961,640
Debt Yield	12.77%	10.36%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR; as of March 31, 2019 1M LIBOR 2.49%.
(3) Excludes loan fees and unamortized loan costs.
(4) LIBOR subject to a 3.0% cap.
(5) As defined in mortgage loan agreement.
(6) Repaid an additional $30.5 million in April 2019.
(7) Balance reflects April 2019 paydown of debt related to the sale of Midway Marketplace.

Retail Value Inc.

Property List

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Tucson Spectrum	Tucson, AZ	Tucson	AZ	717	970	$14.34	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
2	Homestead Pavilion	Miami-Fort Lauderdale-West Palm Beach, FL	Homestead	FL	295	389	$16.21	Bed Bath & Beyond, Kohl's (U), Michaels, Rana Furniture, Ross Dress for Less, T.J. Maxx
3	Mariner Square	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	194	519	$9.91	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
4	Newnan Crossing	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	223	453	$8.61	Hobby Lobby, Lowe's, Walmart (U)
5	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	216	407	$13.50	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U)
6	Riverdale Village	Minneapolis-St. Paul-Bloomington, MN-WI	Coon Rapids	MN	788	968	$15.80	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
7	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	262	350	$13.51	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
8	Crossroads Center	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	555	591	$11.74	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
9	Big Oaks Crossing	Tupelo, MS	Tupelo	MS	348	348	$6.45	Jo-Ann, Sam's Club, Walmart
10	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	175	393	$18.53	Dick's Sporting Goods, Walmart (U)
11	Hamilton Commons	Atlantic City-Hammonton, NJ	Mays Landing	NJ	403	403	$16.38	Bed Bath & Beyond, Big Lots, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
12	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	842	842	$13.77	Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, PetSmart, Staples, Target
13	Beaver Creek Crossings	Raleigh, NC	Apex	NC	321	321	$16.26	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
14	Great Northern Plazas	Cleveland-Elyria, OH	North Olmsted	OH	630	669	$14.11	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
15	Uptown Solon	Cleveland-Elyria, OH	Solon	OH	182	182	$14.28	Bed Bath & Beyond, Mustard Seed Market & Cafe
16	Peach Street Marketplace	Erie, PA	Erie	PA	721	1,001	$10.60	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
17	Noble Town Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Jenkintown	PA	168	168	$16.04	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
18	Harbison Court	Columbia, SC	Columbia	SC	242	301	$16.86	Marshalls, Nordstrom Rack, Ross Dress for Less
19	The Marketplace at Towne Centre	Dallas-Fort Worth-Arlington, TX	Mesquite	TX	180	404	$17.35	Cavender's (U), Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less
20	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	385	393	$15.36	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
21	Shoppers World of Brookfield	Milwaukee-Waukesha-West Allis, WI	Brookfield	WI	203	278	$12.27	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
22	Marketplace of Brown Deer	Milwaukee-Waukesha-West Allis, WI	Brown Deer	WI	410	410	$9.45	Bob's Discount Furniture, Burlington, Kohl's, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
23	West Allis Center	Milwaukee-Waukesha-West Allis, WI	West Allis	WI	259	392	$6.52	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
24	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	259	259	$15.32	Selectos Supermarket, Walmart
25	Plaza Fajardo	Fajardo, PR	Fajardo	PR	274	274	$16.30	Econo, Walmart
26	Plaza Walmart	Guayama, PR	Guayama	PR	164	164	$8.24	Walmart
27	Plaza del Atlántico	San Juan-Carolina-Caguas, PR	Arecibo	PR	223	223	$11.82	Capri, Kmart
28	Plaza del Sol	San Juan-Carolina-Caguas, PR	Bayamon	PR	601	713	$31.35	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Old Navy, Walmart
29	Plaza Río Hondo	San Juan-Carolina-Caguas, PR	Bayamon	PR	555	555	$25.53	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
30	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	524	636	$16.35	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
31	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	313	339	$8.97	Caribbean Cinemas (U), Pep Boys, Walmart
32	Plaza del Norte	San Juan-Carolina-Caguas, PR	Hatillo	PR	682	699	$21.85	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
33	Plaza Palma Real	San Juan-Carolina-Caguas, PR	Humacao	PR	451	451	$14.39	Capri, Marshalls, Pep Boys, Walmart
34	Señorial Plaza	San Juan-Carolina-Caguas, PR	Rio Piedras	PR	202	202	$18.10	Pueblo
35	Plaza Vega Baja	San Juan-Carolina-Caguas, PR	Vega Baja	PR	179	179	$11.34	Econo
			Total		13,145	15,845

Note: (U) indicates unowned. Anchors include tenants greater than 20K SF

Retail Value Inc.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes expansions and re-tenanting.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 31.5 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers.  Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	Interest expense incurred during construction is capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Retail Value Inc.

Non-GAAP Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“the 2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The Company did not report any changes in the calculation of FFO related to the clarification in the 2018 FFO White Paper.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i)  gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges and income recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and income that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt, net hurricane-related activity and transaction costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and income may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and income are non-recurring.  These charges and income could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance and (iii) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Retail Value Inc.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

Retail Value Inc. 3300 Enterprise Pkwy. Beachwood, OH 44122 P.216.755.5500 F. 216.755.1500 www.retailvalueinc.com